UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

U.S. CONCRETE, INC.

(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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U.S. Concrete Corporate Employee FAQ

1.	Who is Vulcan Materials Company? How can I learn more about Vulcan?

•	Vulcan, which is headquartered in Birmingham, Alabama, is a member of the S&P 500 index and achieved nearly $5 billion in revenue in 2020.

•	They are a leading producer of construction aggregates, with more than 360 active aggregates facilities and more than 120 facilities that produce asphalt and/or concrete, primarily located in the U.S.

•	Vulcan and U.S. Concrete share a culture that values people, technology, operating disciplines, customer service, safety and the entrepreneurial spirit.

•	Vulcan also has a track record of prioritizing talent development and treating employees well.

•	If you are interested in learning more about Vulcan, you can visit www.vulcanmaterials.com.

2.	What are the benefits of this transaction for employees?

•

Vulcan shares our values and will enable us to take our growth to the next level. Upon completion of the transaction, we will be part of an organization with enhanced scale, geographic reach and financial resources.

•	Vulcan has a track record of prioritizing talent development and treating employees well.

•

Until the transaction closes, which we expect to occur in the second half of 2021, subject to certain customary closing conditions, including regulatory approvals and the approval of the U.S. Concrete shareholders, we remain separate, independent companies and it is business as usual.

•	We must remain focused on our growth plans and delivering for customers, guided by our core values, including safety.

3.	What will happen to my salary and benefits?

•	Until the transaction closes, we remain separate, independent companies and there is no change to your compensation structure or benefits, including the U.S. Concrete 401(k) and health benefits plan.

•	Vulcan has committed to maintain our compensation and benefits, generally, in the aggregate for at least 12 months after the merger.

•	You will be kept informed as to decisions regarding compensation and benefits as part of the integration planning process when that commences.

4.	Where will the company be headquartered and who will lead it?

•	The combined company will be headquartered in Birmingham, Alabama and led by Vulcan’s current CEO, Tom Hill.

5.	Will there be layoffs?

•	We and Vulcan have geographically complementary operations, and Vulcan values our teams’ operational excellence and extensive industry experience.

•

We expect Vulcan to maintain a presence in all of U.S. Concrete’s markets, including Euless, Texas, acknowledging that future decisions following the close of the transaction would be based on the needs of the business.

•

It is important to remember that today is day one and between now and closing we will continue to operate as separate, independent companies. There are many details to be worked out as part of the integration planning process when that commences.

•	Both U.S. Concrete and Vulcan are committed to making the transition as smooth as possible as we bring our companies together. And, both companies are committed to transparency.

6.	Will my reporting structure change?

•	Until the transaction closes, we are operating as separate, independent companies, and there will be no changes to your reporting structure.

•	There are many details to be worked out as part of the integration planning process when that commences, and we will keep you informed as the process unfolds and as decisions are made.

7.	Can U.S. Concrete employees interact with Vulcan employees at this stage?

•	As we remain two separate companies until the transaction closes, you should not engage with Vulcan employees for business unless you are directed to do so.

8.	What does this transaction mean for customers?

•	Vulcan and U.S. Concrete share a culture that values people, technology, operating disciplines, customer service, safety and the entrepreneurial spirit.

•	We are confident that we will be even better positioned to serve our customers as part of a larger organization with enhanced scale and resources.

•	Until the transaction closes, it remains business as usual and we should continue to serve our customers as we always have, guided by our core values, including safety.

9.	When is the transaction expected to close? What happens between now and then?

•	The transaction is expected to close in the second half of 2021, subject to certain customary closing conditions, including regulatory approvals and the approval of the U.S. Concrete shareholders.

•	It is still early in the process, and there are many details to be worked out as part of the integration planning process when that commences.

•	We will keep you informed as the process unfolds and as decisions are made.

10.	What if I am approached by the media or other third parties?

•	If you receive inquiries from investors, analysts, the media or other outside parties, please refer them to Sharon Ellis at Sharon.Ellis@US-Concrete.com or 817-835-2615.

•	Please do not discuss or respond to discussions on social media regarding the transaction in any manner.

11.	Who can I contact if I have more questions?

•	If you have questions beyond what is provided in this FAQ, please contact your manager.

•	We will keep you updated on important developments as we move through the transaction process.

•	Please note, that while we may not have all of the answers to your questions today, we want to hear your thoughts, so please continue to reach out.

Forward-Looking Statement Disclaimer

This communication contains “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, regarding Vulcan and U.S. Concrete, including, but not limited to, statements about the benefits of the proposed transaction between Vulcan and U.S. Concrete, including future financial and operating results, Vulcan’s or U.S. Concrete’s plans, objectives, expectations and intentions and the expected timing of completion of the proposed transaction. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,”

“seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond Vulcan’s or U.S. Concrete’s control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Vulcan’s and U.S. Concrete’s ability to complete the transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory and stockholder approvals and the satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive merger agreement relating to the proposed transaction; failure to realize the expected benefits of the proposed transaction; significant transaction costs and/or unknown or inestimable liabilities; the risk that U.S. Concrete’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; Vulcan’s ability to obtain the expected financing to consummate the proposed transaction; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future regulatory filings, financial performance and results of the combined company following completion of the proposed transaction; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; effects relating to the announcement of the proposed transaction or any further announcements or the consummation of the transaction on the market price of Vulcan’s or U.S. Concrete’s common stock; the possibility that, if Vulcan does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of Vulcan’s common stock could decline; the risk of potential shareholder litigation associated with the possible transaction, including resulting expense or delay; regulatory initiatives and changes in tax laws; the impact of the COVID-19 pandemic on the operations and financial results of Vulcan, U.S. Concrete or the combined company; general economic conditions; and other risks and uncertainties affecting Vulcan and U.S. Concrete, including those described from time to time under the caption “Risk Factors” and elsewhere in Vulcan’s and U.S. Concrete’s Securities and Exchange Commission (“SEC”) filings and reports, including Vulcan’s Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, U.S. Concrete’s Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, and future filings and reports by either company. Moreover, other risks and uncertainties of which Vulcan or U.S. Concrete are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Vulcan and U.S. Concrete caution investors that such forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such forward-looking statements. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by Vulcan or U.S. Concrete on their respective websites or otherwise. Neither Vulcan nor U.S. Concrete undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

No Offer or Solicitation/Additional Information and Where to Find It

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

This communication is being made in connection with the proposed transaction between Vulcan and U.S. Concrete. In connection with the proposed transaction, U.S. Concrete intends to file a proxy statement with the SEC. Each of Vulcan and U.S. Concrete may also file other relevant documents with the SEC regarding the proposed transaction. The information in the preliminary proxy statement will not be complete and may be changed. The definitive proxy statement will be delivered to stockholders of U.S. Concrete. This communication is not a substitute for any proxy statement or any other document that may be filed with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS OF VULCAN AND U.S. CONCRETE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the preliminary proxy statement and the definitive proxy statement (in each case, if and when available) and other documents containing important information about Vulcan, U.S. Concrete and the proposed transaction once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Vulcan will be available free of charge on Vulcan’s website at https://www.vulcanmaterials.com. Copies of the documents filed with the SEC by U.S. Concrete will be available free of charge on U.S. Concrete’s website at https://www.us-concrete.com.

Participants in the Solicitation

Vulcan, U.S. Concrete, their respective directors and certain of their respective executive officers and employees may be deemed to be participants in the solicitation of proxies from U.S. Concrete’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of U.S. Concrete stockholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. Information about these persons is included in each company’s annual proxy statement and in other documents subsequently filed with the SEC, and will be included in the proxy statement when filed.

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